UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2009

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9355	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas		75238
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On August 18 and August 26, 2009, Cubic Energy, Inc. (the “Company”) entered into Subscription and Registration Rights Agreements (the “Subscription Agreements”) with certain investors (the “Investors”).  Pursuant to the Subscription Agreements, the Company issued 804,000 shares of common stock on August 18, 2009, and 1,300,001 shares of common stock on August 26, 2009, for an aggregate of 2,104,001 shares.

Pursuant to the Subscription Agreements, the Investors paid aggregate consideration of approximately $1,788,400 to the Company for 2,104,001 shares of the Company’s common stock and warrants exercisable into 1,052,000 shares of common stock.  The warrants are exercisable through July 31, 2014, at $0.85 per share.  With respect to certain of such issuances, the Company paid broker-dealer commissions in the aggregate amount of $59,500 to Avalon Group, Ltd.

The shares and warrants were issued by the Company in reliance upon an exemption from registration set forth in Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

On September 1, 2009, the Company issued a press release with respect to this item.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 3.02                     Unregistered Sales of Equity Securities.

Information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 8.01               Other Events.

On June 30, 2009, the Company reported that it received a letter from Wells Fargo Energy Capital, Inc. (the “Lender”) informing the Company that the Lender made a redetermination of the borrowing base pursuant to Section 2.6 of the Credit Agreement dated as of March 5, 2007 by and between the Company and the Lender (the “Credit Agreement”).  At that time, the Lender waived any failure of the Company to comply with its obligations under the Credit Agreement as a result of such redetermination until September 1, 2009.

On September 1, 2009, the Company received a notice from the Lender which granted a further extension until October 1, 2009.  On September 1, 2009, the Company issued a press release with respect to this item.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Subscription and Registration Rights Agreement

10.2	Form of Warrant

99.1	Press Release dated September 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2009	CUBIC ENERGY, INC.

	By:	/s/Jon S. Ross
Jon Stuart Ross, Secretary